Exhibit 99.2

Sempra Texas | Recent Legislation Unified Tracker Mechanism ? Allows qualifying electric utilities to apply for interim rate adjustments annually through 2035 ? Defers costs associated with eligible T+D capital investments placed into service during period covered by UTM filing HB 5247 ? Expected to reduce regulatory lag and increase regulated returns during periods of higher investment ? Oncor earned annual ROE expected to improve by 50 to 100 basis points over existing capital trackers1 Support for Wildfire Mitigation HB 143 ? Allows for de -energization of certain non -utility electrical power lines under certain circumstances HB 144 ? Electric utilities must file a plan and annual updates with the PUCT for management and inspection of distribution poles ? Requires electric utilities to file a wildfire mitigation plan for approval by the PUCTHB 145 ? Allows utilities to use plan compliance as evidence in an action against the utility for wildfire -related damages ? Explicitly provides for utilities to self -insure for wildfire risk in certain circumstances HB 500 ? Over $500M to the Texas Forest Service for wildfire suppression aircraft and funding volunteer firefighting departments Large Data Center Grid Integration ? Ensures that wholesale transmission charges properly allocate costs for transmission investment SB 6 ? Development of standard processes and procedures to accommodate the influx of large load into ERCOT ? Intended to improve forecasting, enhance review of cost allocation to large loads, and review impacts of co -location 14

Texas Transmission Expansion Progress Permian Basin Reliability Plan Import Paths ? PUCT confirmed 765 -kV import paths in April 2025; routing underway for all projects, CCN approval expected in 2026 2024 RTP Projects Beyond Permian Basin ? Projects currently being scoped and prioritized with line routing beginning in 2026 and CCN filings in 2027 ? In July 2025, Oncor and other Texas utilities submitted two joint filings for the 765 -kV Eastern portion of the STEP to the ERCOT RPG for review Transmission Expansion Projects1 Estimated Cost ($B) PBRP Projects $14 – 15 • Import Paths 765 -kV2 $10 • Local Common Projects 138 – 345 -kV $5 2024 RTP Projects Beyond PBRP $18 – 20 • 765 -kV Joint Projects3 $10 • Upgrades and New Facilities 138 – 345 -kV $8 – 10 Total Estimated Cost $32 – 35 ERCOT 765 -kV STEP Approved 765-kV Lines (Oncor projects)2 Approved 765-kV Lines (Other)2 Approved 765-kV Substation2 Proposed New 765-kV Lines (Oncor projects)3 Proposed New 765-kV Lines (Other) 3 Proposed 765-kV Substation3 16

Endnotes Slide 12: Benefits of Diversified Utility Mix 1. Projected rate base as described on the Q4 -2024 earnings call on February 25, 2025. Sempra California rate base estimates calculated using 13 -month weighted -average projections, excluding CWIP. Rate base estimates reflect Sempra’s proportionate share based on 80.25% of Oncor projected year -end rate base. Slide 13: Sempra Texas | Oncor Base Rate Review 1. Oncor’s base rate review is subject to PUCT approval. The final approved decision and decision timing may differ materially and adversely from any requests made therein.2. Represents request in comprehensive base rate review. PUCT Docket No. 58306. Authorized numbers reflect current regulatory capital structure and ROE established in PUCT Docket No. 53601.3. Represents actual historical year -end 2024 revenue with certain adjustments. Revenue request of 13% increase over current adjusted rates. Slide 14: Sempra Texas | Recent Legislation 1. Projected 50 -100 basis points range may vary over time. See Sempra Form 8 -K filed June 23, 2025. Slide 16: Texas Transmission Expansion Progress 1. Costs are pursuant to published ERCOT estimates in the Permian Basin Reliability Plan Study (PUCT Docket No. 55718) and the 2024 RTP (issued December 20, 2024) and have been updated based on 1.) The 2024 RTP 345 -kV Plan and Texas 765 -kV STEP Comparison as filed with the PUCT on January 24, 2025, 2.) PBRP import path costs as presented in ERCOT Permian Cost Update Letter filed with the PUCT on    March 27, 2025, and 3.) Project estimates included in the Joint Filings with ERCOT for the Eastern 765 -kV STEP under RPG projects 25RPG022 and 25RPG025. 2. Individual projects included in the PUCT approved PBRP require additional regulatory approvals (CCN). 3. Projects are currently undergoing ERCOT Regional Planning Review in accordance with ERCOT Nodal Protocol 3.11.4. Slide 18: Sempra California 1. See Appendix for information regarding Adjusted Earnings, which represents a non -GAAP financial measure. Slide 20: Sempra Infrastructure 1. See Appendix for information regarding Adjusted Earnings, which represents a non -GAAP financial measure. Slide 21: Parent & Other 1. See Appendix for information regarding Adjusted Earnings, which represents a non -GAAP financial measure. Slide 23: 2025 and 2024 Adjusted Earnings and Adjusted EPS 1. Except for adjustments that are solely income tax and tax related to outside basis differences, income taxes on pretax amounts were primarily calculated based on applicable statutory tax rates. Slide 24: 2025 and 2024 Adjusted Earnings (Losses) by Business Unit 1. Except for adjustments that are solely income tax and tax related to outside basis differences, income taxes on pretax amounts were primarily calculated based on applicable statutory tax rates. 28